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         CERTIFICATION UNDER SECTION 906 OF SARBANES-OXLEY ACT OF 2002

Name of Issuer:  The Park Avenue Portfolio

In connection with the Report on Form N-CSR for the above named issuer, the undersigned hereby certifies, to the best of his knowledge, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date:  August 27, 2004

                                     /s/ Thomas G. Sorell
                                     ------------------------------------
                                     Thomas G. Sorell
                                     President of
                                     The Park Avenue Portfolio

Date:  August 27, 2004


                                     /s/ Frank L. Pepe
                                     ------------------------------------
                                     Frank L. Pepe
                                     Vice President and Treasurer of
                                     The Park Avenue Portfolio